DERIVED INFORMATION 4/20/05

$284,000,000
Senior, Mezzanine & Subordinate Bonds Offered
(Approximate)

$284,000,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-A GE1

Credit Suisse First Boston Mortgage Securities Corp. Depositor

[TBD] Trustee

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB Trading Desk at (212) 538-8373 or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

CSFB 2005-AGE1

1. FICO and LTV

FICO and LTV	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	41,144	94,055,686	33.1	9.94	0.0	596	46.9	71.0	86.2	0.5	77.4	0.0	0.0	0.0	0.0	0.4
FICO 500-525 and LTV>65	56,283	32,306,264	11.4	10.36	0.0	513	48.6	84.4	97.6	0.0	87.6	0.0	0.0	0.0	0.0	0.3
FICO 525-550 and LTV>65	55,765	37,808,515	13.3	10.30	0.0	537	48.2	85.0	95.5	1.1	85.3	0.0	0.0	0.0	0.0	0.4
FICO 550-575 and LTV>65	54,141	39,414,758	13.9	10.09	0.0	561	47.6	83.2	95.1	0.2	83.5	0.0	0.0	0.0	0.0	0.2
FICO 575-600 and LTV>70	53,875	24,459,272	8.6	10.08	0.0	587	48.2	84.0	95.3	1.2	86.6	0.0	0.0	0.0	0.0	0.0
FICO 600-625 and LTV>70	50,914	19,245,639	6.8	9.99	0.0	612	47.8	83.9	94.9	0.0	87.0	0.0	0.0	0.0	0.0	0.9
FICO 625-650 and LTV>70	49,354	19,149,519	6.7	10.09	0.0	637	48.0	85.6	81.3	0.1	88.5	0.0	0.0	0.0	0.0	0.0
FICO 650-675 and LTV>80	45,012	7,291,955	2.6	10.33	0.0	662	47.8	92.9	83.6	0.3	88.6	0.0	0.0	0.0	0.0	1.1
FICO 675-700 and LTV>80	45,245	4,207,775	1.5	10.38	0.0	687	48.0	93.2	67.7	3.0	89.5	0.0	0.0	0.0	0.0	0.0
FICO 700-725 and LTV>80	42,239	2,998,942	1.1	10.64	0.0	712	47.4	93.7	59.3	0.0	93.6	0.0	0.0	0.0	0.0	0.6
FICO 725-750 and LTV>85	42,724	1,452,620	0.5	10.00	0.0	739	48.1	97.1	62.8	0.0	93.6	0.0	0.0	0.0	0.0	0.0
FICO 750-775 and LTV>85	44,949	1,258,584	0.4	9.41	0.0	763	47.5	94.4	85.5	0.0	95.8	0.0	0.0	0.0	0.0	0.6
FICO 775-800 and LTV>85	39,097	351,873	0.1	10.28	0.0	778	47.7	98.2	92.7	0.0	90.9	0.0	0.0	0.0	0.0	0.0
Total:	48,275	284,001,402	100.0	10.10	0.0	582	47.7	80.6	90.3	0.5	83.5	0.0	0.0	0.0	0.0	0.3

2. LTV and DTI

LTV and DTI	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	48,267	283,759,685	99.9	10.10	0.0	582	47.7	80.6	90.3	0.5	83.5	0.0	0.0	0.0	0.0	0.3
LTV 80-85 and DTI>50	76,406	229,219	0.1	10.27	0.0	570	51.5	82.5	100.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
LTV 90-95 and DTI>50	12,498	12,498	0.0	12.05	0.0	543	53.0	90.0	100.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total:	48,275	284,001,402	100.0	10.10	0.0	582	47.7	80.6	90.3	0.5	83.5	0.0	0.0	0.0	0.0	0.3

3. DTI and FICO

DTI and FICO	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	37,239	49,751,748	17.5	9.91	0.0	681	42.9	77.0	79.0	0.5	61.7	0.0	0.0	0.0	0.0	0.7
DTI < 20 & FICO<525	21,762	587,570	0.2	11.37	0.0	507	16.5	71.8	100.0	0.0	5.3	0.0	0.0	0.0	0.0	0.0
DTI 20 - 25 & FICO<525	37,596	338,361	0.1	10.62	0.0	489	23.1	74.8	100.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
DTI 25 - 30 & FICO<550	31,596	663,512	0.2	10.25	0.0	523	27.0	73.5	100.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
DTI 30 - 35 & FICO<575	41,794	2,633,006	0.9	10.79	0.0	530	32.2	79.3	96.4	0.0	8.1	0.0	0.0	0.0	0.0	0.0
DTI 35 - 40 & FICO<600	47,312	3,737,672	1.3	10.66	0.0	545	37.2	81.0	98.8	0.0	2.6	0.0	0.0	0.0	0.0	0.0
DTI 40 - 45 & FICO<625	46,895	4,689,527	1.7	10.82	0.0	545	42.2	78.4	98.7	0.0	1.1	0.0	0.0	0.0	0.0	0.0
DTI 45 - 50 & FICO<650	38,668	36,541,136	12.9	10.17	0.0	565	45.4	81.6	88.6	0.7	68.0	0.0	0.0	0.0	0.0	0.4
DTI 50 - 55 & FICO<675	56,028	185,058,871	65.2	10.10	0.0	562	50.0	81.5	93.1	0.5	97.9	0.0	0.0	0.0	0.0	0.2
Total:	48,275	284,001,402	100.0	10.10	0.0	582	47.7	80.6	90.3	0.5	83.5	0.0	0.0	0.0	0.0	0.3

4. Limited and Stated Doc

Limited and Stated Doc	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	48,275	284,001,402	100.0	10.10	0.0	582	47.7	80.6	90.3	0.5	83.5	0.0	0.0	0.0	0.0	0.3
Total:	48,275	284,001,402	100.0	10.10	0.0	582	47.7	80.6	90.3	0.5	83.5	0.0	0.0	0.0	0.0	0.3

5. IO

IO	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	48,275	284,001,402	100.0	10.10	0.0	582	47.7	80.6	90.3	0.5	83.5	0.0	0.0	0.0	0.0	0.3
Total:	48,275	284,001,402	100.0	10.10	0.0	582	47.7	80.6	90.3	0.5	83.5	0.0	0.0	0.0	0.0	0.3